Exhibit 99.2

                           FBL Financial Group, Inc.
                                    NYSE: FFG
                              www.fblfinancial.com










                    Revised Financial Information Supplement
                               September 30, 2004


This supplement is revised for new reporting segments only. This document includes only those pages from our previously issued supplement that are impacted by the expansion of our segment disclosures. Please refer to Note 1 on page 1 for further discussion.


                          For more information contact:

    Jim Noyce                  Don Seibel               Kathleen Till Stange
Chief Financial Officer   Vice President - Accounting   Director of Investor
jnoyce@fbfs.com           dseibel@fbfs.com              Relations
Phone: (515) 225-5599     Phone: (515) 226-6399         ktillstange@fbfs.com
Fax: (515) 225-5604       Fax: (515) 226-6175           Phone: (515) 226-6780
                                                        Fax: (515) 226-6966

                            FBL Financial Group, Inc.
              Revised Financial Information Supplement (Unaudited)
                               September 30, 2004
                                Table of Contents


Segment Information.................................................2
Statements of Pre-tax Operating Income, last five quarters:
Traditional Annuity - Exclusive Distribution Segment................3
Traditional Annuity - Independent Distribution Segment..............4
Deferred Policy Acquisition Costs by Segment........................5
Collected Premiums, last five quarters..............................6

NOTE 1: To better reflect how the business is managed, the Traditional
Annuity segment is being split into two separate segments based on the method of distribution of the products. All information previously included in the Traditional Annuity segment is now reported in either the Traditional Annuity - Exclusive Distribution segment or the Traditional Annuity - Independent Distribution segment. This change has no impact on our consolidated financial statements for any period reported.

                            FBL Financial Group, Inc.
                               Segment Information


Management analyzes operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) traditional annuity - exclusive distribution, (2) traditional annuity - independent distribution, (3) traditional and universal life insurance and (4) variable. We also have various support operations and corporate capital that are aggregated into a corporate and other segment.

The traditional annuity - exclusive distribution segment ("Exclusive
Annuity Segment") consists of fixed annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The traditional annuity - independent distribution segment ("Independent Annuity Segment") consists of fixed annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through our coinsurance agreements with American Equity Investment Life Insurance Company and EMC National Life Company. In addition to the types of fixed annuities included in the Exclusive Annuity Segment, the Independent Annuity Segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;

- interest expense and minority interest pertaining to distributions on trust preferred securities;

- accident and health insurance products, primarily a closed block of group policies;

-    advisory services for the management of investments and other companies;

- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and

-    leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments. Operating income (loss) represents net income excluding the impact of realized gains and losses on investments. The impact of realized gains and losses on investments includes adjustments for income taxes and that portion of amortization of deferred policy acquisition costs, deferred sales inducements, unearned revenue reserve and value of insurance in force acquired attributable to such gains or losses.

The accompanying segment-level operating income statements include an allocation of expenses and equity. Expenses have been allocated using one of two methodologies, depending on the nature of the expense. Direct expenses, such as those incurred by our underwriting and policy administration departments, and other expenses for which there is a reliable basis for allocation are allocated based upon time studies and cost analysis performed by the respective departments within the company. The remaining indirect expenses are allocated in proportion to the equity of each segment. Equity is allocated to the product segments based upon the risk characteristics of the underlying business, as measured by a factor of statutory risk-based capital.

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
                            FBL Financial Group, Inc.
                     Statements of Pre-tax Operating Income
              Traditional Annuity - Exclusive Distribution Segment


                                                               Q3 2003     Q4 2003     Q1 2004     Q2 2004     Q3 2004
                                                             ----------- ----------- ----------- ----------- -----------
Pre-tax Operating Income                                     (Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges...............        $131         $99        $231        $198        $162
Net investment income......................................      33,412      33,428      32,339      32,173      34,411
Derivative income (loss) - convertible fixed maturity
 securiites and other......................................      (1,101)         38           -           -           1
                                                             ----------- ----------- ----------- ----------- -----------
Total operating revenues...................................      32,442      33,565      32,570      32,371      34,574

Benefits and expenses:
Interest sensitive product benefits........................      22,220      22,503      22,160      23,100      23,618
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs..........       2,303       1,152       1,167       1,274       1,026
Amortization of value of insurance in force acquired.......         354         501         367         429         411
Other underwriting expenses................................       2,601       2,523       2,628       2,594       2,630
                                                             ----------- ----------- ----------- ----------- -----------
Total underwriting, acquisition and insurance expenses.....       5,258       4,176       4,162       4,297       4,067
                                                             ----------- ----------- ----------- ----------- -----------
Total benefits and expenses................................      27,478      26,679      26,322      27,397      27,685
                                                             ----------- ----------- ----------- ----------- -----------
Pre-tax operating income...................................      $4,964      $6,886      $6,248      $4,974      $6,889
                                                             =========== =========== =========== =========== ===========


Balance sheet data, securities at cost:

Assets:
Investments................................................  $1,881,814  $1,936,890  $1,981,816  $1,996,749  $2,140,114
Deferred policy acquisition costs..........................      51,579      54,460      57,453      60,280      63,609
Value of insurance in force acquired.......................      18,331      17,802      17,377      16,857      16,447
Other assets...............................................      80,538     108,915     105,136     129,181      36,402
                                                             ----------- ----------- ----------- ----------- -----------
Total assets...............................................  $2,032,262  $2,118,067  $2,161,782  $2,203,067  $2,256,572
                                                             =========== =========== =========== =========== ===========

Liabilities and equity:
Liabilities:
Interest sensitive reserves................................  $1,510,030  $1,582,921  $1,614,526  $1,657,072  $1,706,968
Other insurance reserves...................................     343,558     353,479     362,224     366,138     366,810
Other liabilities..........................................      15,257      15,184      18,765      13,615      13,055
                                                             ----------- ----------- ----------- ----------- -----------
Total liabilities..........................................   1,868,845   1,951,584   1,995,515   2,036,825   2,086,833
Allocated equity...........................................     163,417     166,483     166,267     166,242     169,739
                                                             ----------- ----------- ----------- ----------- -----------
Total liabilities and equity...............................  $2,032,262  $2,118,067  $2,161,782  $2,203,067  $2,256,572
                                                             =========== =========== =========== =========== ===========

Other data:
Number of direct contracts.................................      51,598      52,162      52,455      52,920      53,101

Net statutory portfolio yield, excluding cash..............        6.39%       6.30%       6.29%       6.27%       6.14%
 Credited rate.............................................        4.62%       4.43%       4.44%       4.44%       4.44%
                                                             ----------- ----------- ----------- ----------- -----------
        Spread on direct fixed annuities at end of quarter.        1.77%       1.87%       1.85%       1.83%       1.70%
                                                             =========== =========== =========== =========== ===========


Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period...............................  $1,122,478  $1,156,550  $1,184,709  $1,214,177  $1,252,419

Deposits...................................................      44,255      46,989      53,775      54,936      58,075
Withdrawals and surrenders.................................     (10,429)    (14,716)    (17,664)    (15,297)    (13,655)
                                                             ----------- ----------- ----------- ----------- -----------
Net flows..................................................      33,826      32,273      36,111      39,639      44,420

Policyholder interest......................................      12,889      13,014      13,057      13,358      13,836
Internal exchanges and other...............................     (12,643)    (17,128)    (19,700)    (14,755)    (12,284)
                                                             ----------- ----------- ----------- ----------- -----------
Balance, end of period.....................................   1,156,550   1,184,709   1,214,177   1,252,419   1,298,391
Other interest sensitive reserves..........................     353,480     398,212     400,349     404,653     408,577
                                                             ----------- ----------- ----------- ----------- -----------
Total interest sensitive reserves..........................  $1,510,030  $1,582,921  $1,614,526  $1,657,072  $1,706,968
                                                             =========== =========== =========== =========== ===========

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
                            FBL Financial Group, Inc.
                     Statements of Pre-tax Operating Income
             Traditional Annuity - Independent Distribution Segment


                                                              Q3 2003     Q4 2003     Q1 2004     Q2 2004     Q3 2004
                                                            ----------- ----------- ----------- ----------- -----------
Pre-tax Operating Income                                                        (Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges...............     $1,307      $1,832      $1,474      $1,818      $1,967
Net investment income......................................     26,324      27,150      28,273      29,273      32,478
Derivative income (loss):
Proceeds from option settlements...........................      7,647       8,620       8,351       5,637      10,517
Call options - change in value.............................     (6,139)        331      (5,403)     (6,672)    (19,210)
Convertible fixed maturity securities and other............      1,143          46           -           1           2
                                                            ----------- ----------- ----------- ----------- -----------
Total derivative income (loss).............................      2,651       8,997       2,948      (1,034)     (8,691)
                                                            ----------- ----------- ----------- ----------- -----------
Total operating revenues...................................     30,282      37,979      32,695      30,057      25,754

Benefits and expenses:
Interest sensitive and index product benefits:
Interest sensitive product benefits........................      6,736       6,724       6,937       7,256       7,562
Index product benefits:
Interest credited..........................................      7,082       4,901       4,283       2,305       4,750
Index credits..............................................      7,377      10,362      10,128      11,581      16,388
Change in value of embedded derivatives....................     (1,402)      4,865      (1,042)       (176)    (13,217)
                                                            ----------- ----------- ----------- ----------- -----------
Total index product benefits...............................     13,057      20,128      13,369      13,710       7,921
                                                            ----------- ----------- ----------- ----------- -----------
Total interest sensitive and index product benefits........     19,793      26,852      20,306      20,966      15,483
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs..........      4,789       5,796       6,355       4,874       5,501
Other underwriting expenses................................        488       1,009       1,920       2,187       2,602
                                                            ----------- ----------- ----------- ----------- -----------
Total underwriting, acquisition and insurance expenses.....      5,277       6,805       8,275       7,061       8,103
                                                            ----------- ----------- ----------- ----------- -----------
Total benefits and expenses................................     25,070      33,657      28,581      28,027      23,586
                                                            ----------- ----------- ----------- ----------- -----------
Pre-tax operating income...................................     $5,212      $4,322      $4,114      $2,030      $2,168
                                                            =========== =========== =========== =========== ===========


Balance sheet data, securities at cost:

Assets:
Investments................................................ $1,673,095  $1,771,797  $1,850,397  $2,012,650  $2,293,025
Deferred policy acquisition costs..........................    184,013     192,020     193,986     211,210     225,345
Deferred sales inducements.................................     37,876      40,829      43,225      57,588      71,829
Other assets...............................................     84,794     117,298     120,451     159,041      52,192
                                                            ----------- ----------- ----------- ----------- -----------
Total assets............................................... $1,979,778  $2,121,944  $2,208,059  $2,440,489  $2,642,391
                                                            =========== =========== =========== =========== ===========

Liabilities and equity:
Liabilities:
Interest sensitive reserves - direct.......................         $-      $1,169     $17,325    $153,677    $341,211
Interest sensitive reserves - assumed......................  1,907,118   2,046,010   2,105,605   2,191,842   2,196,644
Other insurance reserves...................................      1,891       3,107       3,111       2,964       2,847
Other liabilities..........................................      2,605       2,740       9,558      11,418      12,380
                                                            ----------- ----------- ----------- ----------- -----------
Total liabilities..........................................  1,911,614   2,053,026   2,135,599   2,359,901   2,553,082
Allocated equity...........................................     68,164      68,918      72,460      80,588      89,309
                                                            ----------- ----------- ----------- ----------- -----------
Total liabilities and equity............................... $1,979,778  $2,121,944  $2,208,059  $2,440,489  $2,642,391
                                                            =========== =========== =========== =========== ===========

Other data:
Number of direct contracts.................................          -          28         446       2,487       5,325

Net statutory portfolio yield, excluding cash..............                                                       5.70%
Credited rate..............................................                                                       3.44%
                                                                                                            -----------
Spread on direct fixed annuities at end of quarter.........                                                       2.26%
                                                                                                            ===========

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period............................... $1,696,582  $1,906,771  $2,046,837  $2,122,605  $2,345,035

Deposits...................................................    212,580     143,339      87,710     223,820     204,023
Withdrawals and surrenders.................................    (25,752)    (33,450)    (33,160)    (34,802)    (39,251)
                                                            ----------- ----------- ----------- ----------- -----------
Net flows..................................................    186,828     109,889      54,550     189,018     164,772

Policyholder interest/index credits........................     26,065      24,783      23,686      35,372      42,835
Derivative value change and other..........................     (2,704)      5,394      (2,468)     (1,960)    (15,265)
                                                            ----------- ----------- ----------- ----------- -----------
Balance, end of period.....................................  1,906,771   2,046,837   2,122,605   2,345,035   2,537,377
Other interest sensitive reserves..........................        347         342         325         484         478
                                                            ----------- ----------- ----------- ----------- -----------
Total interest sensitive reserves.......................... $1,907,118  $2,047,179  $2,122,930  $2,345,519  $2,537,855
                                                            =========== =========== =========== =========== ===========

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
                            FBL Financial Group, Inc.
                  Deferred Policy Acquisition Costs by Segment


                                                                        Q3 2003   Q4 2003   Q1 2004   Q2 2004   Q3 2004
                                                                       --------- --------- --------- --------- ---------
                                                                                     (Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Deferred policy acquisition costs - beginning of period...............  $50,412   $51,579   $54,460   $57,453   $60,280
Capitalization:
    Commissions.......................................................    2,918     3,477     3,641     3,754     3,705
    Expenses..........................................................      610       654       655       595       686
                                                                       --------- --------- --------- --------- ---------
         Total capitalization.........................................    3,528     4,131     4,296     4,349     4,391
Amortization - operating basis, before impact of unlocking............     (873)   (1,152)   (1,167)   (1,274)   (1,334)
Amortization - unlocking..............................................   (1,430)        -         -         -       308
Amortization - realized gains/losses on investments...................      (58)      (98)     (136)     (248)      (36)
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs - end of period.....................  $51,579   $54,460   $57,453   $60,280   $63,609
                                                                       ========= ========= ========= ========= =========

Traditional Annuity - Independent Distribution
Deferred policy acquisition costs - beginning of period............... $167,866  $184,013  $192,020  $193,986  $211,210
Capitalization:
    Commissions.......................................................   20,128    12,507     7,120    20,219    18,703
    Expenses..........................................................      639       882     1,367     1,911     1,050
                                                                       --------- --------- --------- --------- ---------
         Total capitalization                                            20,767    13,389     8,487    22,130    19,753
Amortization - operating basis, before impact of unlocking............   (5,061)   (5,796)   (6,355)   (5,299)   (5,501)
Amortization - unlocking..............................................      272         -         -       425         -
Amortization - realized gains/losses on investments...................      169       414      (166)      (32)     (117)
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs - end of period..................... $184,013  $192,020  $193,986  $211,210  $225,345
                                                                       ========= ========= ========= ========= =========

Traditional & Universal Life
Deferred policy acquisition costs - beginning of period............... $181,225  $182,896  $187,165  $188,535  $189,274
Capitalization:
    Commissions.......................................................    3,021     4,732     3,175     2,875     2,758
    Expenses..........................................................    2,307     3,072     2,451     1,951     2,052
                                                                       --------- --------- --------- --------- ---------
         Total capitalization.........................................    5,328     7,804     5,626     4,826     4,810
Amortization - operating basis, before impact of unlocking............   (4,103)   (3,583)   (4,327)   (4,160)   (3,907)
Amortization - unlocking..............................................      424         -         -         -     1,365
Amortization - realized gains/losses on investments...................       22        48        71        73       (49)
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs - end of period..................... $182,896  $187,165  $188,535  $189,274  $191,493
                                                                       ========= ========= ========= ========= =========

Variable
Deferred policy acquisition costs - beginning of period............... $123,173  $124,595  $126,011  $127,199  $129,849
Capitalization:
    Commissions.......................................................    1,761     2,498     2,169     2,725     2,174
    Expenses..........................................................    1,110       811       636       760       953
                                                                       --------- --------- --------- --------- ---------
         Total capitalization.........................................    2,871     3,309     2,805     3,485     3,127
Amortization - operating basis, before impact of unlocking............   (2,030)   (1,892)   (1,544)   (1,013)   (1,962)
Amortization - unlocking..............................................      519         -         -         -      (771)
Amortization - realized gains/losses on investments...................       62        (1)      (73)      178        10
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs - end of period..................... $124,595  $126,011  $127,199  $129,849  $130,253
                                                                       ========= ========= ========= ========= =========

Total
Deferred policy acquisition costs - beginning of period............... $522,676  $543,083  $559,656  $567,173  $590,613
Capitalization:
    Commissions.......................................................   27,828    23,214    16,105    29,573    27,340
    Expenses..........................................................    4,666     5,419     5,109     5,217     4,741
                                                                       --------- --------- --------- --------- ---------
         Total capitalization.........................................   32,494    28,633    21,214    34,790    32,081
Amortization - operating basis, before impact of unlocking............  (12,067)  (12,423)  (13,393)  (11,746)  (12,704)
Amortization - unlocking..............................................     (215)        -         -       425       902
Amortization - realized gains/losses on investments...................      195       363      (304)      (29)     (192)
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs - end of period.....................  543,083   559,656   567,173   590,613   610,700
Impact of unrealized gains/losses on investments......................  (33,186)  (29,076)  (48,165)   (8,279)  (39,216)
                                                                       --------- --------- --------- --------- ---------
Deferred policy acquisition costs..................................... $509,897  $530,580  $519,008  $582,334  $571,484
                                                                       ========= ========= ========= ========= =========

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


                            FBL Financial Group, Inc.
                               Collected Premiums


                                                                        Q3 2003   Q4 2003   Q1 2004   Q2 2004   Q3 2004
                                                                       --------- --------- --------- --------- ---------
                                                                                    (Dollars in thousands)
Traditional Annuity - Exclusive Distribution
 First year - individual............................................    $32,698   $33,450   $34,457   $38,702   $43,170
 Renewal - individual...............................................     12,915    14,560    21,375    19,069    16,081
 Group..............................................................      7,062     2,603     1,955     1,422       544
                                                                       --------- --------- --------- --------- ---------
  Total traditional annuity - exclusive distribution................     52,675    50,613    57,787    59,193    59,795

Traditional Annuity - Independent Distribution
 First year - individual............................................          -       821    15,233   124,403   172,998
                                                                       --------- --------- --------- --------- ---------
  Total direct......................................................          -       821    15,233   124,403   172,998
 Reinsurance assumed................................................    212,638   142,529    72,435    99,637    30,846
                                                                       --------- --------- --------- --------- ---------
Total traditional annuity - independent distribution
 net of reinsurance.................................................    212,638   143,350    87,668   224,040   203,844

Traditional and Universal Life Insurance
 Universal life:
  First year........................................................        483       360       430       422       556
  Renewal...........................................................      9,212     9,472     9,940    10,449     9,005
                                                                       --------- --------- --------- --------- ---------
   Total............................................................      9,695     9,832    10,370    10,871     9,561
 Participating whole life:
  First year........................................................      3,771     5,059     4,516     4,169     3,629
  Renewal...........................................................     18,626    18,412    20,100    22,551    18,983
                                                                       --------- --------- --------- --------- ---------
   Total............................................................     22,397    23,471    24,616    26,720    22,612
 Term life and other:
  First year........................................................      1,413     1,583     1,414     1,421     1,524
  Renewal...........................................................      8,442     8,726     9,177     9,155     8,930
                                                                       --------- --------- --------- --------- ---------
   Total............................................................      9,855    10,309    10,591    10,576    10,454
                                                                       --------- --------- --------- --------- ---------
Total traditional and universal life - exclusive distribution.......     41,947    43,612    45,577    48,167    42,627
Reinsurance assumed.................................................      3,761     3,797     3,694     3,662     3,559
Reinsurance ceded...................................................     (2,337)   (3,881)   (2,025)   (3,670)   (4,151)
                                                                       --------- --------- --------- --------- ---------
Total traditional and universal life, net of reinsurance............     43,371    43,528    47,246    48,159    42,035

Variable
 Variable annuities:
  Exclusive distribution:
   First year.......................................................      6,794     8,593     6,958    11,654     8,905
   Renewal..........................................................      3,958     3,616     5,400     5,897     4,458
                                                                       --------- --------- --------- --------- ---------
      Total.........................................................     10,752    12,209    12,358    17,551    13,363
  Alliance channel:
   First year (1)...................................................      4,243     5,750     7,721     7,209     5,388
   Renewal (1)......................................................        498       483       869     1,241       549
                                                                       --------- --------- --------- --------- ---------
      Total.........................................................      4,741     6,233     8,590     8,450     5,937
                                                                       --------- --------- --------- --------- ---------
        Total variable annuities....................................     15,493    18,442    20,948    26,001    19,300
 Variable universal life:
  Exclusive distribution:
   First year.......................................................      1,045     1,088       870     1,099     1,180
   Renewal..........................................................     10,227    10,567    11,182    11,381    10,678
                                                                       --------- --------- --------- --------- ---------
      Total.........................................................     11,272    11,655    12,052    12,480    11,858
  Alliance channel:
   First year (1)...................................................         99       197       185       215       263
   Renewal (1)......................................................        247       281       346       351       295
                                                                       --------- --------- --------- --------- ---------
      Total.........................................................        346       478       531       566       558
                                                                       --------- --------- --------- --------- ---------
        Total variable universal life...............................     11,618    12,133    12,583    13,046    12,416
Total variable......................................................     27,111    30,575    33,531    39,047    31,716
Reinsurance ceded...................................................          -      (488)        -      (697)     (400)
                                                                       --------- --------- --------- --------- ---------
Total variable, net of reinsurance..................................     27,111    30,087    33,531    38,350    31,316

Corporate and Other
Accident and health premiums collected, net of
 reinsurance........................................................         67       268       144        33        24
                                                                       --------- --------- --------- --------- ---------
                                                                       $335,862  $267,846  $226,376  $369,775  $337,014
                                                                       ========= ========= ========= ========= =========

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.